Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended January 29, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. Douglas Couvillion, Senior Vice President and Interim Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 23, 2021	By:	/s/P. Douglas Couvillion
P. Douglas Couvillion
Senior Vice President and Interim Chief Financial Officer